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                                  EXHIBIT 10.1

                              AMENDMENT NUMBER TWO

This Amendment Number Two is dated as of February 5, 2001 and is to the Credit Agreement among the Hardinge Inc., the Bank's signatory thereto and The Chase Manhattan Bank as Agent, dated August 1, 1997 (the Agreement). Terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

      In order the amend the Agreement, the parties agree as follows:

      1. Section 1.01 of the Agreement shall be amended as by replacing the definition of Earnings Before Interest, Taxes, Depreciation and Amortization as follows:

            "Earnings Before Interest, Taxes, Depreciation and Amortization" means Consolidated Net Income prior to the deduction of interest expense, prior to the deduction of for federal or foreign corporate income and corporate franchise taxes and prior to the deduction of for depreciation and amortization. Notwithstanding anything to the contrary set forth herein, for the twelve months following the Acquisition Date, Earnings Before Interest, Taxes, Depreciation and Amortization shall be calculated as if the Acquisition had taken place on January 1, 2000.

      2. This Amendment Number Two may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any parties hereto may execute this Amendment Number Two by signing such counterpart.

      3. Other than as set forth in this Amendment Number Two, the terms and conditions of the Agreement shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Two to be executed by their duly authorized officers as of the day and year first above written.

                                     HARDINGE INC.


                                     By: /s/ Robert E. Agan
                                         --------------------------------------
                                         Robert E. Agan, Chairman of the Board
                                         and Chief Executive Officer



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                                        AGENT:

                                        THE CHASE MANHATTAN BANK,


                                        By: /s/ Christine M. McLeod
                                            -----------------------------------
                                            Christine M. McLeod, Vice President






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                                        BANKS:


                                        THE CHASE MANHATTAN BANK,




                                        By: /s/ Christine M. McLeod
                                            -----------------------------------
                                            Christine M. McLeod, Vice President






                                        FLEET NATIONAL BANK
                                        Successor to Fleet Bank



                                        By:
                                           ------------------------------------
                                           John M. Pitton, Senior Vice President




                                        MANUFACTURERS & TRADERS
                                        TRUST COMPANY



                                        By: /s/ Peter Newman
                                            -----------------------------------
                                            Peter Newman, Vice President





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